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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  June 11, 1998
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                                LHS GROUP INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     0-22409                   58-2224883
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

6 Concourse Parkway, Suite 2700, Atlanta, Georgia      30328
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

Registrant's telephone number, including area code  (770)280-3000
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ITEM 2.  ACQUISITION OF ASSETS
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  On June 11, 1998, LHS Group Inc. ("LHS")acquired all of the outstanding common stock (thereby acquiring control of all assets) of InfoCellular, Inc. ("InfoCellular"), a Massachusetts corporation, pursuant to an Agreement and Plan of Merger dated June 11, 1998 ("Merger Agreement"), among LHS, InfoCellular, and William Santo, Peter Graffman and Mitchell Wondolowski as Principal Stockholders of InfoCellular (acting on their own behalf and on behalf of all other InfoCellular stockholders).

  As consideration for the Shares, LHS issued to the Principal Stockholders and one other stockholder, Venture Capital Fund of New England III, LP ("VCFNE"), a total of 117,885 shares of LHS' $.01 par value Common Stock ("LHS Stock"), and paid a total of $1,326,693.30 in cash to VCFNE and all other InfoCellular stockholders. The total amount of consideration was calculated on the basis of an agreed purchase price of $9,500,000, which was adjusted prior to closing to reflect the amount by which certain liabilities exceeded certain assets of InfoCellular. The amount of LHS Stock paid as consideration for the Shares was valued by dividing the adjusted purchase price of $8,484.389 by the average of the closing prices per share for shares of LHS Stock over a ten (10) day period ending on June 4, 1998 ("Average Price"). The cash consideration represents the value of the InfoCellular shares which were exchanged for cash consideration calculated on the basis of the Average Price. LHS used working capital to fund the cash consideration paid in connection with the acquisition.

  InfoCellular is engaged in the business of providing point of sale and customer acquisition software and related services to telecommunication service providers. LHS intends to continue to use InfoCellular's business assets in substantially the manner previously used by InfoCellular. InfoCellular is now a wholly-owned subsidiary of LHS.

  LHS intends to account for the acquisition as a purchase and will include the results of InfoCellular's operations in its consolidated financial statements as of June 11, 1998. LHS expects a one-time write off in the quarter ended June 30, 1998, related to purchased research and development acquired and transaction costs incurred in connection with the acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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  (a)  Financial statements of InfoCellular will be provided by amendment within sixty (60) days of the filing of the initial report in this Form 8-K.

  (b) Pro forma financial information will be provided by amendment within sixty
(60) days of the filing of the initial report in this Form 8-K.

  (c) Exhibits:  See Exhibit Index on page 4 hereof.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LHS GROUP INC.

                                    By: /s/ Jerry W. Braxton
                                       _____________________________
                                       Jerry W. Braxton
                                       Chief Financial Officer

Date:  June 26, 1998

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                                 EXHIBIT INDEX


Exhibit                                                                    Page
Number                              Exhibit                               Number
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                         (To be provided by amendment)

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